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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 March 19, 2003

NORTH AMERICAN VAN LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-96233 (Commission File No.)	52-1840893 (IRS Employee Identification No.)

5001 U.S. Highway 30 West
P.O. Box 988
Ft. Wayne, Indiana 46801-0988
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (260) 429-2511

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibit 99.1: Certification pursuant to 18 United States Code § 1350, dated March 19, 2003.

        Exhibit 99.2: Certification pursuant to 18 United States Code § 1350, dated March 19, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

        Attached hereto as Exhibits 99.1 and 99.2 and furnished but not filed are the Certifications pursuant to 18 United States Code § 1350, dated March 19, 2003, executed by the Chief Executive Officer and by the current and former Chief Financial Officers, respectively.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN VAN LINES, INC.
Date: March 19, 2003
	By:	/s/ JOAN E. RYAN
Name: Joan E. Ryan Title: Chief Financial Officer

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES